SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO U.S. EQUITY FUNDS

Wells Fargo Large Company Value Fund
Wells Fargo Low Volatility US Equity Fund

  (each a “Fund”, together the “Funds”)

At a meeting held on August 14-15, 2018, the Board of Trustees of the Funds approved a change to the sub-adviser for each of the Funds to Wells Capital Management Incorporated (“Wells Capital Management”) in connection with the consolidation of Analytic Investors, LLC (“Analytic”) advisory business into Wells Capital Management (the “Consolidation”). The change will be effective immediately upon completion of the Consolidation, which is expected to occur on or about November 1, 2018 (the “Effective Date”). With the completion of the Consolidation, Analytic personnel will become exclusively personnel of Wells Capital Management.  The Consolidation will not result in any change to the services provided to the Funds or to their strategies or fees and expenses.

Effective on the Effective Date, all references in each Fund’s Prospectuses and Statement of Additional Information to Analytic as a sub-adviser will be replaced with Wells Capital Management.

August 16, 2018                                                                                                                      LCAM088/P103SP